AMENDMENT NO. 2 TO

SENIOR SECURED SUPER-PRIORITY

DEBTOR IN POSSESSION

CREDIT AND SECURITY AGREEMENT

AMENDMENT NO. 2 TO SENIOR SECURED SUPER-PRIORITY DEBTOR IN POSSESSION CREDIT AND SECURITY AGREEMENT, dated as of April 29, 2008 (this “Amendment”), is entered into among TOUSA, INC., a Delaware corporation (the “Administrative Borrower”), each subsidiary of the Administrative Borrower listed on Schedule I as a “Subsidiary Borrower” (each, a “Subsidiary Borrower” and collectively, the “Subsidiary Borrowers;” together with the Administrative Borrower, each a “Borrower” and collectively, the “Borrowers”), each a debtor and debtor-in-possession in the cases pending under Chapter 11 of the Bankruptcy Code (as defined below) the “Borrowers”), the Lenders and Issuers (each as defined below) and CITICORP NORTH AMERICA, INC., as Administrative Agent (in such capacity, the “Administrative Agent”), and further amends the Senior Secured Super-Priority Debtor in Possession Credit and Security Agreement, dated as of January 29, 2008, as previously amended pursuant to Amendment No. 1 to Senior Secured Super-Priority Debtor in Possession Credit and Security Agreement, dated as of March 15, 2008 (as otherwise amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among the Borrowers, the institutions from time to time party thereto as lenders (the “Lenders”) and as Issuers (the “Issuers”), the Administrative Agent, and the other agents, arrangers and bookrunners named therein. Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to them in the Credit Agreement.

PRELIMINARY STATEMENTS

(1) On January 29, 2008 (the “Petition Date”), each of the Borrowers filed voluntary petitions in the United States Bankruptcy Court for the Southern District of Florida, Fort Lauderdale division (the “Bankruptcy Court”) for relief (the “Cases”) under Chapter 11 of title 11 of the United States Code (the “Bankruptcy Code”) and have continued in the possession of their assets and in the management of their businesses pursuant to Sections 1107 and 1108 of the Bankruptcy Code.

(2) The Borrowers, the Issuers, the Lenders and the Administrative Agent entered into the Credit Agreement and now desire to further amend the Credit Agreement in order to effect the changes described below.

NOW, THEREFORE, in consideration of the mutual covenants and agreements contained in this Amendment, and for other good and valuable consideration, the receipt and sufficiency of which hereby are acknowledged, the parties hereto agree as follows:

Section 1. Amendments to the Credit Agreement.

The definition of “Interim Termination Date” set forth in Section 1.1 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

“Interim Termination Date” means April 30, 2008, as such date may be extended from time to time at the request of the Administrative Borrower, with the consent of the Administrative Agent in each instance (which consent may be granted or withheld in the sole discretion of the Administrative Agent), to a date not later than May 30, 2008.

Section 2. Conditions Precedent to the Effectiveness of this Amendment.

This Amendment shall become effective as of the date (the “Effective Date”) when, and only when, each of the following conditions precedent shall have been satisfied or waived by the Administrative Agent:

(i) Executed Counterparts. The Administrative Agent shall have received this Amendment duly executed by each Borrower and the Lenders, the Issuers and the Administrative Agent.

(ii) Corporate and Other Proceedings. All corporate and other proceedings, and all documents, instruments and other legal matters in connection with the transactions contemplated by this Amendment shall be reasonably satisfactory in all respects to the Administrative Agent.

Section 3. Representations and Warranties.

On and as of the Effective Date, after giving effect to this Amendment, each Borrower hereby represents and warrants to the Administrative Agent and each Lender and Issuer as follows:

(i) this Amendment has been duly authorized, executed and delivered by each Borrower and constitutes the legal, valid and binding obligations of such Borrower enforceable against such Borrower in accordance with its terms and the Credit Agreement as amended by this Amendment and constitutes the legal, valid and binding obligation of such Borrower enforceable against such Borrower in accordance with its terms, in each case, subject to applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and similar laws affecting creditors’ rights and remedies generally and subject to general principals of equity, regardless of whether considered in a proceeding in equity or at law;

(ii) each of the representations and warranties contained in Article IV of the Credit Agreement is true and correct in all material respects on and as of the Effective Date, as if made on and as of such date and except to the extent that such representations and warranties specifically relate to a specific date, in which case such representations and warranties shall be true and correct in all material respects as of such specific date; provided, however, that references therein to the “Credit Agreement” shall be deemed to refer to the Credit Agreement as amended hereby and after giving effect to the consents and waivers set forth herein; and

(iii) no Default or Event of Default has occurred and is continuing, after giving effect to this Amendment.

Section 4. Reference to the Effect on the Loan Documents.

(a) As of the Amendment Effective Date, each reference in the Credit Agreement to “this Agreement,” “hereunder,” “hereof,” “herein,” or words of like import, and each reference in the other Loan Documents to the Credit Agreement (including, without limitation, by means of words like “thereunder”, “thereof” and words of like import), shall mean and be a reference to the Credit Agreement as amended hereby, and this Amendment and the Credit Agreement shall be read together and construed as a single instrument. Each of the table of contents and lists of Exhibits and Schedules of the Credit Agreement shall be amended to reflect the changes made in this Amendment as of the Effective Date.

(b) Except as expressly amended hereby or specifically waived above, all of the terms and provisions of the Credit Agreement and all other Loan Documents are and shall remain in full force and effect and are hereby ratified and confirmed.

(c) The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of the Lenders, the Issuers, the Borrowers, or the Administrative Agent, and shall not constitute a waiver or amendment of any other provision of any of the Loan Documents or for any purpose except as expressly set forth in this Amendment.

(d) This Amendment is a Loan Document.

Section 5. Execution in Counterparts.

This Amendment may be executed in any number of counterparts and by different parties in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are attached to the same document. Delivery of an executed counterpart by telecopy or electronic transmission shall be effective as delivery of a manually executed counterpart of this Amendment.

Section 6. Governing Law.

This Amendment and the rights and obligations of the parties shall be governed by, and construed and interpreted in accordance with, the law of the State of New York, except as governed by the Bankruptcy Code.

Section 7. Submission to Jurisdiction.

Each party hereto hereby consents and agrees that the Bankruptcy Court shall have exclusive jurisdiction to hear and determine any claims and disputes between the Borrowers, Administrative Agent and Lenders pertaining to this Amendment or any of the other Loan Documents or to any matter arising out of or relating to this Amendment or any of the other Loan Documents.

Section 8. Section Titles.

The section titles contained in this Amendment are and shall be without substantive meaning or content of any kind whatsoever and are not a part of the agreement between the parties hereto, except when used to reference a section. Any reference to the number of a clause, sub-clause or subsection of any Loan Document immediately followed by a reference in parenthesis to the title of the section of such Loan Document containing such clause, sub-clause or subsection is a reference to such clause, sub-clause or subsection and not to the entire section; provided, however, that, in case of direct conflict between the reference to the title and the reference to the number of such section, the reference to the title shall govern absent manifest error. If any reference to the number of a section (but not to any clause, sub-clause or subsection thereof) of any Loan Document is followed immediately by a reference in parenthesis to the title of a section of any Loan Document, the title reference shall govern in case of direct conflict absent manifest error.

Section 9. Notices.

All communications and notices hereunder shall be given as provided in the Credit Agreement.

Section 10. Severability.

The fact that any term or provision of this Agreement is held invalid, illegal or unenforceable as to any person in any situation in any jurisdiction shall not affect the validity, enforceability or legality of the remaining terms or provisions hereof or the validity, enforceability or legality of such offending term or provision in any other situation or jurisdiction or as applied to any person.

Section 11. Successors.

The terms of this Amendment shall be binding upon, and shall inure to the benefit of, the parties hereto and their respective successors and permitted assigns.

Section 12. Waiver of Jury Trial.

TO THE EXTENT PERMITTED BY APPLICABLE LAW, EACH OF THE ADMINISTRATIVE AGENT, THE LENDERS, THE ISSUERS AND THE BORROWERS IRREVOCABLY WAIVES TRIAL BY JURY IN ANY ACTION OR PROCEEDING WITH RESPECT TO THIS AMENDMENT OR ANY OTHER LOAN DOCUMENT.

[SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers, trustees and general partners thereunto duly authorized, as of the date first written above.

TOUSA, INC., as the Administrative Borrower
By:
Name:
Title:

Subsidiary Borrowers:
ENGLE HOMES RESIDENTIAL
CONSTRUCTION, L.L.C.
ENGLE HOMES COMMERCIAL
CONSTRUCTION, LLC
ENGLE SIERRA VERDE P4, LLC
ENGLE SIERRA VERDE P5, LLC
ENGLE/GILLIGAN, LLC
ENGLE/JAMES LLC
LB/TE #1, LLC
LORTON SOUTH CONDOMINIUM, LLC
MCKAY LANDING LLC
NEWMARK HOMES PURCHASING, L.P.
NEWMARK HOMES, L.L.C.
NEWMARK HOMES, L.P.
PREFERRED BUILDERS REALTY, INC.
REFLECTION KEY, LLC
SILVERLAKE INTERESTS, L.C.
TOI, LLC
TOUSA/WEST HOLDINGS, INC.
TOUSA ASSOCIATES SERVICES COMPANY
TOUSA HOMES ARIZONA, LLC
TOUSA HOMES COLORADO, LLC
TOUSA HOMES FLORIDA, L.P.
TOUSA HOMES INVESTMENT #1, INC.
TOUSA HOMES INVESTMENT #2, INC.
TOUSA HOMES INVESTMENT #2, LLC
TOUSA HOMES MID-ATLANTIC
HOLDING, LLC
TOUSA HOMES MID-ATLANTIC, LLC
TOUSA HOMES NEVADA, LLC
TOUSA HOMES, INC.
TOUSA HOMES, L.P.
TOUSA INVESTMENT #2, INC.
TOUSA MID-ATLANTIC INVESTMENT, LLC
TOUSA REALTY, INC.
TOUSA, LLC

By:
Name:
Title:

Subsidiary Borrowers (continued):
NEWMARK HOMES BUSINESS TRUST
By:

Name:
Title:
By:

Name:
Title:
By:

Name:
Title:

Subsidiary Borrowers (continued):
ENGLE HOMES DELAWARE, INC. TOUSA DELAWARE, INC. TOUSA FUNDING, LLC
By:

Name:
Title:

CITICORP NORTH AMERICA, INC.,
as Administrative Agent
By:

Name:
Title:
CITIBANK, N.A., as an Issuer
By:

Name:
Title:
CITICORP NORTH AMERICA, INC., as a Lender
By:

Name:
Title: